UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 18, 2020

____________________________

ChineseInvestors.com, Inc.

(Exact name of registrant as specified in its charter)

____________________________

Indiana	000-54207	35-2089868
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

227 W. Valley Blvd. #208A, San Gabriel, CA		91776
(Address of principal executive offices)		(Zip Code)

(626) 589-2468

(Registrant’s telephone number, including area code)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfying the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: None

☐       Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐       If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.03 Bankruptcy or Receivership

On June 18, 2020, the Company filed a voluntary petition for reorganization under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, case no. 2:20-bk-15501-ER. The Court took jurisdiction over the Company’s operations effective June 18, 2020, the date the petition was filed.

Unlike a liquidating bankruptcy proceeding, a reorganization under Chapter 11 of the U.S. Bankruptcy Code, 11 U.S.C. §§1101 et seq., is intended to allow a company to continue as a going concern by presenting a plan to make modifications to the company’s debt obligations and equity securities to enhance the company’s likelihood of continuing as a going business. The Company will present its plan for reorganization to the Bankruptcy Court and ultimately to the holders of its debt obligations and equity securities for voting on the acceptability of the proposed treatment of their class of debt or equity under the proposed plan of reorganization.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The filing for bankruptcy reorganization constitutes the failure to satisfy a continued listing rule or standard for the OTC:QB market, on which the Company’s shares of common stock are listed for trading. The Company expects that the OTC market will suspend trading of the Company’s shares on the OTC:QB exchange as of the filing of the Company’s reorganization petition. The Company has notified the OTC markets of the filing of the reorganization petition by copy of this Current Report.

Item 3.03 Material Modification to Rights of Security Holders.

The Company’s reorganization plan, if confirmed and approved by the Bankruptcy Court, will materially modify the rights of all of the Company’s security holders. If approved, the Company’s general creditors will receive preferred equity having an equal face amount for their debt instruments, the preferred shareholders will receive shares of common stock for their preferred stock at an exchange rate to be determined and the current owners of common stock would be substantially diluted under the reorganization plan if confirmed and approved..

Item 8.01	Other Events.

Suspension of Section 10 Filings.

The Company expects to file for a no-action letter from the Securities and Exchange Commission authorizing the Company to suspend its filing of quarterly reports on Form 10-Q and its annual report on Form 10-K during the pendency of the reorganization proceeding. If the Commission grants the no-action letter, the Company would not file an annual report on Form 10-K for the fiscal year ended May 31, 2020 and would not file a quarterly report on Form 10-Q for subsequent fiscal quarters while the Company’s plan of reorganization is still pending with the Bankruptcy Court. Instead, the Company will file monthly reports with the Bankruptcy Court and will file copies of those monthly reports with the Commission on a timely basis on a Current Report on Form 8-K.

Trading Securities

The Company cautions that acquiring the Company’s loans or trading in the Company’s securities during the pendency of the reorganization is highly speculative and poses substantial risks. The purchase or trading prices for the Company’s loans or securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the reorganization and the holders should be prepared to bear the risk the loss of all or most of the value of such loans or securities.

Press Release

The Company has issued a press release further designed to put the Company’s reorganization in perspective. That press release is enclosed as Exhibit 99.1.

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Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release dated June 18, 2020

Forward-Looking Statements

Certain statements herein and in the exhibits attached hereto, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the Company’s current expectations or beliefs concerning future events, and actual results of operations may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including risks related to the terms of and potential transactions contemplated by the Company’s proposed plan of reorganization, the anticipated mailing date of solicitation materials to the Company’s securities holders, the ability of the Company to obtain requisite support for the reorganization from various stakeholders, the ability of the proposed plan of reorganization to satisfy all the requirements necessary for confirmation by the Bankruptcy Court, the ability of the Company to successfully execute the transactions contemplated by the reorganization plan without substantial disruption to the Company’s business, the high costs of bankruptcy proceedings and related fees, including the risk that the restructuring will take longer than anticipated, the actions and decisions of the Company’s creditors and other third parties who have interests in the reorganization that may be inconsistent with the Company’s operational and strategic plans, the ability of the Company to continue as a going concern, and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships and to retain key executives. Forward-looking statements are also subject to various risks and uncertainties related to the Company’s business, such as its ability to anticipate and timely respond to changes in trends and consumer preferences, the strength of the global economy, competitive market conditions, its ability to attract and retain key personnel, its ability to successfully develop, launch and grow its newer concepts and execute on strategic initiatives, product offerings, sales channels and businesses, its ability to implement its growth strategy, material disruption to its information systems, compromises to its data security, its ability to maintain the value of its brands and protect its trademarks, its ability to implement its business strategy, changes in demographic patterns, adverse or unseasonable weather or other interruptions in its operations, trade restrictions or disruptions, the impact of potential global health emergencies such as COVID-19 (coronavirus) pandemic, including potential negative impacts on the global economy, product demand, foreign sourcing and operations generally and other factors which are set forth in the section entitled “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the May 31, 2019 fiscal year and in all filings with the Commission made subsequent to the filing of the Form 10-K through today’s date and any information that is otherwise provided to investors. Because of the factors described above and the inherent uncertainty of predicting future events, the Company cautions you against relying on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 18, 2020

ChineseInvestors.com, Inc.

By: /s/ Wei Wang

Name: Wei Wang

Title: Chief Executive Officer

 By: /s/ King Fai Leung____________________

Name: King Fai Leung

Title: Chief Financial Officer

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